Exhibit 99.1

DELIVERING SUPERIOR SHAREHOLDER VALUE Investor Meetings June 27 – July 8, 2011

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to greenhouse gas emissions, renewable energy mandates, nuclear plant operation and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2

PINNACLE WEST: WHO WE ARE 3 We are a vertically integrated, regulated electric utility. Vertically Integrated Regulated Electric Utility $12 Billion Assets Non-Utility Subsidiaries $56 Million Assets NYSE Ticker PNW Market Cap $5 Billion Enterprise Value $8 Billion As of March 31, 2011

FOCUSING ON CORE REGULATED ELECTRIC UTILITY BUSINESS 4 APS is Arizona’s largest and longest-serving electric utility. Service Territory • 1.1 million customer accounts • 34,646 square miles Customer Growth • 1.7% average annual growth expected 2011-2013 • 3-4% historical average — well above industry average Resources • 6,293 MW owned/leased capacity • 2,454 MW contracted conventional resources • 605 MW contracted renewables 2010 Peak Demand – 6,936 MW CONTINENTAL UNITED STATES STATE OF ARIZONA

A RESPECTED, VETERAN LEADERSHIP TEAM 5 Our top executives have more than 130 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Don Robinson APS President & COO

PINNACLE WEST: OUR VALUE PROPOSITION 6 Our commitment to investors: Deliver superior shareholder returns through...

7 PINNACLE WEST: OUR VALUE PROPOSITION

POSITIVE LONG-TERM DEMOGRAPHICS 8 CAPITALIZING ON INTRINSIC GROWTH Superior Growth APS’ customer growth generally outpaces U.S. and Arizona population growth. Annual Growth 1990 1995 2000 2005 2010 2015 Projected APS Customer Growth Arizona Population Growth US Population Growth 73% Millions APS Customer Growth

9 We reduced capital expenditures based on current economic conditions, yet still expect strong rate base growth. APS CAP EX DRIVES STRONG RATE BASE GROWTH APS Capital Expenditures APS Rate Base $ Millions $ Billions Projected Projected CAPITALIZING ON INTRINSIC GROWTH Other Distribution Transmission Renewable Generation Traditional Generation

10 PINNACLE WEST: OUR VALUE PROPOSITION

CUSTOMER SATISFACTION ... A KEY PRIORITY 11 Our employees provide top-tier customer service. MAINTAINING OPERATIONAL EXCELLENCE Lowering Outage Time Per Customer Average Outage Minutes/Year Outstanding Residential Customer Satisfaction Rating Rating 2010 J.D. Power Residential Customer Survey APS Industry Average

Coal Performance Metrics Nuclear Capacity Factors SUPERIOR POWER PLANT PERFORMANCE 12 Our nuclear and coal plants are strong baseload resources. MAINTAINING OPERATIONAL EXCELLENCE APS Commercial Availability APS Capacity Factor Industry Capacity Factor Industry 90% APS 91% 65% 81% 92%

ENVIRONMENTAL, SUSTAINABILITY AND GOVERNANCE LEADERSHIP 13 Highest Rating (AAA) and Ranked #2 Electric Utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index “Best in Class” Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities U.S. DOE/EPA Sustained Excellence Award Top 10 Utility Solar Ranking MAINTAINING OPERATIONAL EXCELLENCE We are recognized worldwide for our achievements. Ranked 294 of 1,000 Companies Worldwide Ranked 15th Overall Highest for Any Utility

14 PINNACLE WEST: OUR VALUE PROPOSITION

15 MAKING COMPELLING CAPITAL INVESTMENTS RESOURCE PLANNING FOR RELIABILITY AND SUSTAINABILITY Additional Resources by 2025 • 2012 Four Corners transactions • Renewables (primarily solar and wind) • Energy efficiency • Natural gas Through a balanced resource mix including renewable resources and energy efficiency programs, we will meet future load growth. MW Projected 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 3% Four Corners Transactions, Net 4% Other Future Purchases 22% Future Renewable Resources 22% Future Energy Efficiency 50% Future Natural Gas Generation

RENEWABLE ENERGY RISES WITH THE SUN 16 We are helping Arizona become the “Solar Capital of the World.” Germany and Japan are among countries with highest installed solar capacity, yet have solar conditions far inferior to Arizona MAKING COMPELLING CAPITAL INVESTMENTS Arizona

17 • 100 MW photovoltaic solar plants to be owned by APS • Up to $500 million capital investment ($384 million committed to date) • In service 2011-2014 • Constructive rate recovery APS has contracted to date for 83% of the program. Announced Projects to Date Capacity Paloma 17 MW Cotton Center 17 MW Hyder 16 MW Chino Valley 19 MW Luke Air Force Base 14 MW AZ SUN PROGRAM PROVIDES EARNINGS GROWTH POTENTIAL MAKING COMPELLING CAPITAL INVESTMENTS

18 MAKING COMPELLING CAPITAL INVESTMENTS FOUR CORNERS POWER PLANT TRANSACTIONS Our proposal represents a balanced solution to new environmental regulations. Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Arizona, California and other regulatory approvals required Economic, environmental and social benefits ACC Procedural Schedule May 31, 2011 Staff/Intervenor direct testimony June 22, 2011 APS rebuttal testimony July 14, 2011 Hearing to commence

TRANSMISSION INVESTMENT ESSENTIAL 19 • 10-Year Transmission Plan (115-kV and above) • $450 million of new transmission investment • 258 miles of new lines • Increases import capability by 6% to metro Phoenix and 39% to Yuma • Projects to deliver renewable energy approved by ACC • Transmission investment diversifies regulatory risk • Constructive regulatory treatment • FERC formula rates and retail adjustor Strategic transmission is necessary to maintain reliability and deliver diversified resources to our customers. 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N . GILA PALO VERDE HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO. 2014 CORONADO FLAGSTAFF ( APS) 2013 2010 SUNDANCE 2014 FOUR CORNERS DESERT BASIN Line Relocation 2014 Planned lines Existing lines Solar potential area Wind potential area 2012 DELANY 2012 MAZATZAL 2013 MORGAN 2010 2014 MAKING COMPELLING CAPITAL INVESTMENTS

20 PINNACLE WEST: OUR VALUE PROPOSITION

ARIZONA CORPORATION COMMISSIONERS 21 IMPROVING OUR REGULATORY ENVIRONMENT Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Brenda Burns (Rep) Gary Pierce (Rep)* Chairman Terms Through January 2013 The new composition provides opportunities for additional relationships and process efficiencies. Terms Through January 2015 * Term limited

2011 RETAIL RATE CASE FILING BENEFITS 22 Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Promotes rate gradualism for customers IMPROVING OUR REGULATORY ENVIRONMENT The rate case provisions contain a number of benefits for customers and shareholders.

2011 RETAIL RATE CASE FILING KEY FINANCIAL COMPONENTS 23 APS has requested a base rate increase to become effective July 1, 2012. IMPROVING OUR REGULATORY ENVIRONMENT Annual Revenue Change Non-fuel base rate increase $ 194.1 6.6% Amounts transferring from adjustment mechanism revenues Renewable Energy Surcharge revenues related to AZ Sun and other solar projects 44.9 Power Supply Adjustor revenues (refunds) (143.5) Net base rate increase $ 95.5 3.3%

2011 RETAIL RATE CASE FILING KEY FINANCIAL ASSUMPTIONS 24 IMPROVING OUR REGULATORY ENVIRONMENT Rate base $5.7 billion Return on equity 11% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.25 Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 Updated rate base, cost of capital and fuel prices underpin the rate request amounts.

2011 RETAIL RATE CASE FILING DETAILS OF REQUEST 25 Post test-year plant additions through rate effective date $259 million AZ Sun projects $161 million other projects Revenue-per-customer decoupling mechanism Infrastructure tracker New generation additions and generation efficiency projects Environmental compliance investments 100% Power Supply Adjustor Remaining portions of AZ Sun project to be recovered through RES until included in base rates (consistent with treatment for first 50 MW) IMPROVING OUR REGULATORY ENVIRONMENT Other key provisions continue constructive regulatory treatment and limit regulatory lag.

APS LINE EXTENSION POLICY PROPOSAL 26 IMPROVING OUR REGULATORY ENVIRONMENT APS has requested line extension policy changes in a separate docket. Restore sharing of extension costs between new customers and APS Implement 750-foot free footage allowance and other measures dependent upon customer class Accounting to revert to contributions in aid of construction or customer advances Policy change to be implemented concurrently with new base rates at conclusion of general retail rate case Application filed May 20, 2011

27 PINNACLE WEST: OUR VALUE PROPOSITION

28 Improving our earned return on equity is one of our top priorities. Earned ROEs Key Initiatives • Supportive electric utility rates • Regulatory framework improvements • Cost management initiatives • Efficiency and effectiveness throughout organization STRENGTHENING OUR FINANCIAL PROFILE ROE IMPROVEMENT: A MULTI-PRONGED APPROACH * On-going earnings APS PNW*

29 Our goal is to keep O&M growth in line with retail sales growth. $ Millions Excludes RES and demand-side management costs STRENGTHENING OUR FINANCIAL PROFILE APS OPERATIONS & MAINTENANCE EXPENSE TRENDS

AMPLE FINANCING ACCESS 30 Investment-grade credit ratings, capitalization and liquidity should provide adequate access to bank and capital markets. 2011 $500M APS revolver refinancing* 2011 $175M PNW senior notes refinancing* 2011 $400M APS senior notes refinancing 2012 $375M APS senior notes refinancing 2012 APS new debt issuance 2012 PNW equity issuance (at earliest) 2011 - 2012 Major Financing Activities STRENGTHENING OUR FINANCIAL PROFILE $ Billions Consolidated Capitalization APS ACC Capitalization Consolidated Liquidity December 31, 2010 50.7% 53.9%

Dividend Yield TOP-TIER DIVIDEND YIELD 31 Dividend Payout Industry Averages PNW Dividend Yield as of May 31, 2011 Dividend Payout 12 Months Ended March 31, 2011 Pinnacle West’s annual dividend is $2.10 per share — providing a top-quartile yield with a near-average payout. STRENGTHENING OUR FINANCIAL PROFILE

32 SUPERIOR SHAREHOLDER RETURNS Our total return to shareholders has outperformed our industry and the broad market over the past five years. STRENGTHENING OUR FINANCIAL PROFILE (18.6%) Pinnacle West S&P 500 S&P 1500 Electric Utilities 50% 40% 30% 20% 10% 0% (10)% (20)% 19.5% 15.0% 4.4% 45.5% 45.4% 9.0% 17.4% (8.3)% 32.6% 12.0% 20.9% 1 Year 2 Years 3 Years 5 Years Periods ended December 31, 2010

33 PINNACLE WEST: OUR VALUE PROPOSITION Our commitment to investors Deliver Superior Shareholder Returns

APPENDIX 33

35 Our cost management and efficiency efforts will improve financial results beyond those achievable solely through regulatory decisions. STRENGTHENING OUR FINANCIAL PROFILE COST EFFICIENCY SUPPORTS FUTURE RESULTS Enterprise-wide emphasis Better leverage technology Optimize assets and resources Effective, efficient execution Engaged, motivated workforce Cost Efficiency

CREDIT RATINGS 36 APS Parent Senior Unsecured Moody’s Baa2 Baa3* S&P BBB BB+* Fitch BBB - Outlook Moody’s Stable Stable S&P Positive Positive Fitch Stable Stable APS has investment-grade credit ratings. STRENGTHENING OUR FINANCIAL PROFILE *Preliminary We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds.

S&P CREDIT METRICS 37 APS FFO / Debt FFO / Interest Debt / Capitalization Pinnacle West FFO / Debt FFO / Interest Debt / Capitalization Our key credit metrics have been improving. STRENGTHENING OUR FINANCIAL PROFILE 2006 2007 2008 2009 2010 17.5% 17.2% 22.1% 22.8% 22.3% 4.2x 4.1x 5.1x 4.8x 4.6x 56.6% 55.2% 57.4% 56.8% 53.0% 16.3% 15.7% 18.0% 18.4% 22.5% 3.8x 3.7x 4.3x 4.0x 4.6x 57.0% 57.0% 59.4% 59.8% 55.1%

2010 RETAIL CUSTOMER, SALES AND REVENUE MIXES 38 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 27,709 GWh Operating Revenues $2.9 Billion 8% 45% 47% 50% 42% 51% 11% 89% Our business mix is attractive due to favorable climate and other conditions in our market area. MAINTAINING OPERATIONAL EXCELLENCE

39 2010 APS GENERATION AND ENERGY FUEL MIXES Energy Fuel Mix 33,781 GWh Generation Fuel Mix 26,828 GWh Generation Capacity Mix 6,293 MW Nuclear Coal Gas & Oil Purchased Power Our balanced resource mix provides our customers reliability and manages price volatility. MAINTAINING OPERATIONAL EXCELLENCE 27% 16% 46% 36% 21% 54% 28% 18% 20% 34%

40

SUPERIOR POWER PLANT PERFORMANCE

Our nuclear and coal plants are strong baseload resources.

Nuclear Capacity Factors


APS 91%
100%
90%
80%
70%
60%
Industry 90%
2003
2004
2005
2006
2007
2008
2009
2010

- Returned to superior performance
- 3,938 MW total managed capacity
- 1,146 MW total APS share
- 2014 goals:
  - Consistent site capacity factor greater than 90%
  - Operating costs excluding fuel less than $0.02/kWh
  - Top-quartile safety
- 20-year license extension approved by U.S. Nuclear Regulatory Commission

Coal Performance Metrics


APS Commercial Availability
APS Capacity Factor
Industry Capacity Factor
100%
90%
80%
70%
60%
92%
81%
65%
2003
2004
2005
2006
2007
2008
2009
2010

- Consistent solid performance
- 2,747 MW total managed capacity
- 1,753 MW APS share
- Highly experienced management
- Fleet operating strategy
- New commercial availability metric measures plant reliability during high-demand periods and market responsiveness

MAINTAINING OPERATIONAL EXCELLENCE

PINNACLE WEST
CAPITAL CORPORATION

41

A WELL-BALANCED GENERATION PORTFOLIO

Fuel / Plant	Location	Units	Dispatch	Commercial Ops. Date	Operator	Ownership Interest[1]	Net Capacity (MW)
Nuclear							
Palo Verde	Wintersburg, AZ	1-3	Base	1986 - 1989	APS	29.1%	1,146
Total Nuclear							*1,146*
Coal							
Cholla	Joseph City, AZ	1-3	Base	1962 - 1980	APS	100	647
Four Corners	Farmington, NM	1-3	Base	1963 - 1964	APS	100	560
Four Corners	Farmington, NM	4,5	Base	1969 - 1970	APS	15	231
Navajo	Page, AZ	1-3	Base	1974 - 1976	SRP	14	315
Total Coal							*1,753*
Gas/Oil - Combined Cycle							
Redhawk	Arlington, AZ	1,2	Intermediate	2002	APS	100	984
West Phoenix	Phoenix, AZ	1-5	Intermediate	1976 - 2003	APS	100	887
Total Gas/Oil - Combined Cycle							*1,871*
Gas/Oil - Steam Turbines							
Ocotillo	Tempe, AZ	1,2	Peaking	1960	APS	100	220
Saguaro	Red Rock, AZ	1,2	Peaking	1954 - 1955	APS	100	210
Total Gas/Oil - Steam Turbines							*430*
Gas/Oil - Combustion Turbines							
Sundance	Casa Grande, AZ	10	Peaking	2002	APS	100	420
Yucca	Yuma, AZ	6	Peaking	1971 - 2008	APS	100	243
Saguaro	Red Rock, AZ	1-3	Peaking	1972 - 2002	APS	100	189
West Phoenix	Phoenix, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Ocotillo	Tempe, AZ	1,2	Peaking	1972 - 1973	APS	100	110
Douglas	Douglas, AZ	1	Peaking	1972	APS	100	16
Total Gas/Oil - Combustion Turbines							*1,088*
Solar							
Solar	Multiple State-wide Facilities	--	As Available	1996 - 2006	APS	100	5
Total Solar							*5*
Total Generation Capacity							**6,293**

As of December 31, 2010

[1]Includes leased generating plants.

MAKING COMPELLING CAPITAL INVESTMENTS

PINNACLE WEST CAPITAL CORPORATION

RENEWABLE PURCHASE POWER CONTRACTS 42 MAKING COMPELLING CAPITAL INVESTMENTS Fuel / Contract Location Original Developer Status 1 PPA Signed Commercial Operation Date Term (years) Capacity Net (MW) Solar Solana Gila Bend, AZ Abengoa UC Feb-2008 2013 30 250 Ajo Ajo, AZ Recurrent UC Jan-2010 2011 25 5 Prescott Prescott, AZ SunEdison UC Feb-2010 2011 30 10 Solar 1 Tonopah, AZ Not Disclosed AD Jan-2011 2012 30 15 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Babcock & Brown IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 Jul-2009 30 100 Perrin Ranch Wind Williams, AZ NextEra Energy AD Jul-2010 2011 25 99 Total Wind 289 Geothermal CE Turbo Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Snowflake White Mtn. Power IO Aug-2006 Jun-2008 15 10 Snowflake Snowflake, AZ IO Aug-2010 Jun-2008 1 10 Total Biomass 20 Biogas Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 Jan-2010 20 3 Landfill 1 Surprise, AZ Not Disclosed AD Dec-2010 2012 20 3 Total Biogas 6 Total Renewable Contracted Capacity 605 As of April 30, 2011 1 AD = Advanced Development; UC= Under Construction; IO = In Operation Snowflake White Mtn. Power

43 FOUR CORNERS POWER PLANT FACTS & FIGURES MAKING COMPELLING CAPITAL INVESTMENTS Common Unit 1 Unit 2 Unit 3 Unit 4 Unit 5 Commercial Operation Date 1963 1963 1964 1969 1970 Original Cost ($M) $37 $369 $166 Net Book Value at 12/31/10 ($M) $20 $125 $63 Current Depreciation Ends 2031 Mid-2016 Mid-2016 Mid-2016 2031 2031 Current Expiration Dates Site Lease July 6, 2016 BHP Coal Agreement July 6, 2016 Certain Related Rights-of-Way July 6, 2016 Total Employees (549) 48 Common (75% Native Americans) + 75 Matrix 193 233 Capacity (MW) 170 170 220 770 770 Ownership Percentages Arizona Public Service 100% 100% 100% 15% 15% Southern California Edison - - - 48% 48% Public Service Company of New Mexico - - - 13% 13% Salt River Project - - - 10% 10% El Paso Electric - - - 7% 7% Tucson Electric Power - - - 7% 7% Heat Rate (Btu/kWh) 10,816 11,051 10,614 9,443 10,035

44 Renewable Energy (RES) Minimum Requirements Portion of retail sales to be supplied by renewable resources 5% by 2015 15% by 2025 Distributed energy component 30% of total requirement by 2012 APS committed to approximately double 2015 requirement Pursuant to 2009 regulatory settlement Energy Efficiency Requirements Increasing annually 2011-2020 Cumulative energy savings as a percent of retail sales 3% by 2012 9.5% by 2015 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS We are committed to aggressive renewable and energy efficiency standards. MAKING COMPELLING CAPITAL INVESTMENTS

AZ SUN PROGRAM SUMMARY 45 MAKING COMPELLING CAPITAL INVESTMENTS APS is investing up to $500 million to own 100 MW of solar generation by year-end 2014. Name Location Capacity Developer Target COD* Paloma Gila Bend, AZ 17 MW First Solar 2011 Cotton Center Gila Bend, AZ 17 MW Solon 2011 Hyder Phase 1 Hyder, AZ 11 MW SunEdison 2011 Hyder Phase 2 Hyder, AZ 5 MW SunEdison 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison 2012 Luke Air Force Base Glendale, AZ 14 MW SunPower 2012/2013 Total Announced To Date 83 MW To Be Announced 17 MW Program Total 100 MW As of February 16, 2011 * Commercial Operation Date

SOLANA: A “SUNNY PLACE” 46 • 250-MW 30-year PPA for all output (~900 GWh/year) • Concentrating solar trough facility 70 miles southwest of Phoenix • Expected to be first major stored-heat plant in U.S. on targeted 2013 commercial operation date • Near existing transmission lines • Thermal storage capability with summer on-peak capacity factor +90% • To be built, owned and operated by Abengoa Solar • DOE loan guarantee financing finalized MAKING COMPELLING CAPITAL INVESTMENTS Solana will provide about one-third of APS’ renewable energy target of 10% by 2015.

47 APS ENERGY EFFICIENCY INITIATIVES INCREASING • Program costs currently recovered through retail DSM adjustor • Decoupling or other financial mechanism to be proposed in 2011 base rate case • Under retail regulatory settlement, APS to achieve additional retail sales savings of 3.75% in 2010-2012 • Arizona energy efficiency rules require cumulative savings of 22% of retail sales by 2020 Cumulative Annual Energy Savings Associated with EE/DSM Programs MAINTAINING OPERATIONAL EXCELLENCE APS plans to double customers’ energy efficiency savings from 2010 through 2012. GWh

IMPROVING REGULATORY FRAMEWORK 48 On-going APS meetings with stakeholders Progress on generic issues • Approvals by ACC in 2010 • Decoupling policy statement • Resource planning rules • Energy efficiency rules • Renewable transmission action plan • Other generic dockets underway • Rate case process streamlining • Line extensions 2011 general retail rate case filing Opportunities exist to continue regulatory dialogue, cooperatively addressing shareholder and stakeholder interests. IMPROVING OUR REGULATORY ENVIRONMENT

• Strengthens APS’ earned ROE and financial condition • Supports common dividend • Demonstrates increased cooperation among APS, ACC Staff, residential consumer advocate (RUCO) and other intervenors • Allows opportunity to help shape Arizona’s energy future outside continual rate cases • Provides earnings support until next base rate case • Estimated pretax earnings benefits: $165 million, 2010; $180 million, 2011; and $254 million, 2012 • Establishes expedited process for future base rate cases • Allows next rate case filing on or after June 1, 2011, for rate changes effective on or after July 1, 2012 49 PROGRESSIVE REGULATORY SETTLEMENT POSITIONS APS WELL THROUGH 2012 IMPROVING OUR REGULATORY ENVIRONMENT APS’ 2009 regulatory settlement contains a number of investor benefits.

2009 REGULATORY SETTLEMENT SUMMARY 50 IMPROVING OUR REGULATORY ENVIRONMENT The settlement provisions include earnings support until APS’ next rate case decision. Estimated Pretax Earnings Benefits $ Millions 2010 2011 2012 Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals – 13 29 Palo Verde depreciation reduction _ _ 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254

DECOUPLING MODEL 51 APS requested decoupling model consistent with policy statement for consideration in general rate case filing • Fixed-cost revenue per customer methodology Decoupling provides method to mitigate disincentives associated with energy efficiency and distributed generation by separating revenues from sales volumes Arizona Corporation Commission unanimously approved supportive decoupling policy statement, December 2010 Decoupling mechanism to be addressed by the commission on a utility-by-utility basis State regulators have approved a policy statement supporting a revenue-per-customer approach. IMPROVING OUR REGULATORY ENVIRONMENT

OUR REGULATORY MIX 52 Most Recent Rate Decisions $6.8 Billion Total Approved Rate Base ACC FERC Rates Effective Date 1/1/2010 6/1/2011 Test Year Ended 12/31/2007* 12/31/2010 Rate Base $5.6 B $1.2 B Equity Layer 54% 54% Allowed ROE 11.00% 10.75% IMPROVING OUR REGULATORY ENVIRONMENT The bulk of APS’ revenues comes from a regulated retail rate base and a meaningful transmission business. * Adjusted to include post test-year plant in service through June 30, 2009 Transmission 18% Generation & Distribution 82%

53 APS REVENUES BY RECOVERY MECHANISM Supportive regulatory treatment through adjustment mechanisms supplements base rates. Test Year Historical Forecast Base Rates RES TCA PSA DSM Other $ Millions Regulated Electricity Revenue by Recovery Mechanism IMPROVING OUR REGULATORY ENVIRONMENT

54 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and certain projections • Retail portion flows through ACC Transmission Cost Adjustor (TCA) • Recent transmission revenue changes CONSTRUCTIVE TRANSMISSION RATE REGULATION Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Annual Revenue Rate Effective Dates Retail Portion (TCA) $ 38 M 7/1/2011* $(10) M 8/1/2010 $ 21 M 8/1/2009 Wholesale Portion $ 6 M 6/1/2011 $ (2) M 6/1/2010 $ 2 M 6/1/2009 Total Increase (Decrease) $ 44 M $(12) M $ 23 M Equity Ratio 54% 51% 55% Rate Base $1.2 B $1.1 B $1.1 B Test Year 2010 2009 2008 IMPROVING OUR REGULATORY ENVIRONMENT We have achieved transmission rate treatment with annual adjustments. * Requested

SIGNIFICANT REGULATORY PROGRESS SINCE 2005

55

We have achieved a more supportive regulatory structure and improvements in cost recovery timing.

Mechanism	Adopted/ Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2011	• Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / January 2011	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / March 2011	• Recovers costs related to energy efficiency and DSM programs above $10 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / July 2007	• Recovers retroactively costs related to environmental upgrades not fully recovered through base rates • Allows for cost recovery of ACC-approved projects
Retail Line Extension Fees	February 2008 /January 2010	• "Pay as you go" mechanism collects dollars spent for new distribution construction at beginning of project • Better protects existing customers by allocating cost of expansion to developers
Transmission Cost Adjustor ("TCA")	April 2005 / July 2011*	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2011	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data • Resets annually

* Requested

IMPROVING OUR REGULATORY ENVIRONMENT

PINNACLE WEST CAPITAL CORPORATION